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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2003

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     0-50078
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 5.           OTHER EVENTS

         On January 28, 2003, registrant announced its earnings as of and for the year and quarter ended December 31, 2002 as set forth in the attached press release.

         On January 28, 2003, registrant announced a stock buyback program commencing early in the second quarter of 2003 to repurchase up to 182,000 shares of its common stock as set forth in the attached press release.

         On January 29, 2003, registrant announced a cash dividend of $0.08 per share of common stock as set forth in the attached press release.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     January 28, 2003 Press Release (earnings)

         99.2     January 28, 2003 Press Release (stock buyback)

         99.3     January 29, 2003 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2003                  FRANKLIN BANCORP, INC.
                                         (REGISTRANT)


                                         By: /s/ David L. Shelp
                                             ----------------------------------
                                             David L. Shelp,  President and CEO












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                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              January 28, 2003 Press Release (earnings)

99.2              January 28, 2003 Press Release (stock buyback)

99.3              January 29, 2003 Press Release


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